UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

KELLY SERVICES, INC.
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(Exact name of Registrant as specified in its charter)

Delaware	0-1088	38-1510762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 West Big Beaver Road, Troy, Michigan 48084
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(Address of principal executive offices) (Zip Code)

(248) 362-4444
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common	KELYA	NASDAQ Global Market
Class B Common	KELYB	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 3, 2024, Kelly Services, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”) to announce the completion of the acquisition of Motion Recruitment Partners, LLC ("MRP") by way of a merger with MRP Merger Sub, Inc. ("Merger Sub"), a newly-formed, wholly owned subsidiary of the Company, with and into MRP Topco ("Topco"), the indirect parent company of MRP and Littlejohn Fund V, L.P. ("Littlejohn"), with Topco surviving the merger (the "Merger").

This Current Report on Form 8-K/A amends the Initial Report to include the pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4).

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated financial position or future results of operations that the Company will experience after the acquisition.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The audited consolidated financial statements of Topco as of December 31, 2023 and 2022 and for the years then ended and the accompanying notes thereto, are incorporated by reference as Exhibit 99.1 hereto.

The unaudited condensed consolidated financial statements of Topco as of March 31, 2024 and 2023 and for the three months then ended and the accompanying notes thereto, are incorporated by reference as Exhibit 99.2 hereto.

(b) Pro forma financial information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.3 and is incorporated herein by reference:
a.Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2024.
b.Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended December 31, 2023 and the three months ended March 31, 2024.
c.Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
99.1	The audited consolidated financial statements of MRP Topco, Inc. as of and for the years ended December 31, 2023 and December 31, 2022 and the related notes.
99.2	The unaudited consolidated financial statements of MRP Topco, Inc. as of and for the three months ended March 31, 2024 and March 31, 2023 and the related notes.
99.3	The unaudited pro forma condensed combined financial information of the Company, giving effect to the acquisition of MRP Topco, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2024, the unaudited pro forma combined statement of earnings for the year ended December 31, 2023 and for the three months ended March 31, 2024 and the related notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

July 30, 2024

/s/ Olivier G. Thirot Olivier G. Thirot Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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